                                                                   Exhibit 10.13

                           CLINICAL RESEARCH AGREEMENT

                                     BETWEEN

                            GEORGETOWN UNIVERSITY AND

                             MARCO HI-TECH JV, LTD.

                                    PREAMBLE

      This Agreement is between Georgetown University (UNIVERSITY), an educational institution located at 37th & 0 Streets, NW, Washington, DC and
Marco Hi-Tech JV, Ltd. (SPONSOR) a for-profit corporation organized under the laws of New York with its principal place of business at One Penn Plaza, New
York, NY 10119.

      The research program contemplated by this Agreement is established pursuant to the Memorandum of Agreement of March 1 2002 signed by the parties and partially funded under NIH grant in the amount of $ 1,300,000 RO1-AG19268 is of mutual interest and benefit to the UNIVERSITY and to the SPONSOR and will further the UNIVERSITY'S instructional and research objectives in a manner consistent with its status as an educational institution.

      In consideration of the promises and mutual covenants contained in this
Agreement, and in order to be legally bound, the UNIVERSITY and the SPONSOR agree to the terms and conditions set forth below.

1.    STATEMENT OF WORK, TERM AND AMOUNT OF CONTRACT

1.1.  Statement of Work

      The University shall carry out this Phase II research (Research) set forth in the Protocol entitled Phase II Study of Huperzine A in Alzheimer's
      Disease which is appended to this Agreement as ATTACHMENT A (Protocol).
      The research shall be performed in accordance with the Protocol and in accordance with the terms and conditions of this Agreement. As of the date of execution of this Agreement, the Protocol consists of 27 pages and is dated October, 2003. University shall have the right to hire the
      University of California at San Diego who shall be bound by the terms and conditions of this agreement, as a subcontractor.

1.2.  Principal Investigator

      The UNIVERSITY'S Principal Investigator for the Research is Paul Aisen,
      M.D.(Principal Investigator), who will be responsible for the direction of the Research in accordance with the applicable policies of the UNIVERSITY, which the UNIVERSITY represents and warrants are not inconsistent with the
      (1) terms of this Agreement; (2) the Protocol; (3) generally accepted standards of good clinical practice, (4) all applicable local, state, and federal laws and regulations governing the performance of clinical investigations. If for any reason Dr. Aisen is unwilling or unable to serve as Principal Investigator, Dr. Aisen and University, in consultation with The Alzheimer's Disease Cooperative Study will use their best efforts to assist SPONSOR in finding a replacement. If a successor acceptable to both the UNIVERSITY and the SPONSOR is not available, this Agreement shall be terminated in accordance with Article 9.

1.3.  Contract Amount

      The amount of this contract is $1,846,667 and is payable in installments according to the schedule contained in Attachment B and ATTACHMENT C (SEE
      PARAGRAPH 1.4 BELOW)

1.4.  Period of Performance

      The effective period of this Agreement shall be from December 19, 2003 through March 31, 2006 unless otherwise terminated in accordance with
      Article 9. A schedule entitled "Huperzine II Protocol Timeline" shall be appended to this Agreement as Attachment C (Timeline). The University recognizes that the meeting of these timelines is critical to the commercial success of SPONSOR'S program to develop Huperzine A as an FDA approved Drug and that SPONSOR may suffer financial damages should such milestones not be met. The effective period may be altered by mutual agreement of the parties in accordance with Article 11.1

1.5. Notices

      UNIVERSITY ADMINISTRATIVE CONTACT:
      Name: William J. Hartman
      Associate Vice President,
      Research & Technology Development Services
      177 Building D, Box 571411
      Washington, DC 20057-1411
      Telephone: (202) 687-1390
      Fax: (202) 687-8263
      Email:hartmanj@georgetown.edu

      SPONSOR ADMINISTRATIVE CONTACT:
      Name: Reuben Seltzer
      Title: President
      Address: One Penn Plaza
      New York, NY 10119
      Telephone.- 212 7 98 8104
      Fax: 212 798 8183

1.6.  Anything contained in the PROTOCOL which is in conflict with anything in this Agreement will be reconciled by mutual agreement of both parties.

2.    CONFIDENTIALITY AND PROPRIETARY DATA

2.1.  SPONSOR may provide UNIVERSITY and INVESTIGATORS with proprietary information (INFORMATION) relevant to the work under this Agreement.
      UNIVERSITY'S and INVESTIGATORS' acceptance and use of INFORMATION shall be subject to the following:

(a)   SPONSOR must mark or designate in writing any such INFORMATION as proprietary or confidential.

(b)   Where UNIVERSITY and INVESTIGATORS accept such INFORMATION, they shall not publish or otherwise reveal the INFORMATION to any third party without the written permission of the SPONSOR, unless the INFORMATION has already been published or disclosed publicly by third parties or is required to be disclosed by order of a court of law, or the INFORMATION is already known to UNIVERSITY or INVESTIGATORS prior to its receipt from SPONSOR, or is developed independently by UNIVERSITY as evidenced by its written records.  UNIVERSITY and INVESTIGATORS shall not use such Information for any purpose except as contemplated under this
      Agreement.

(c)   INFORMATION may be revealed to employees of UNIVERSITY but only on a need to know basis. All persons receiving such INFORMATION must assume the same confidentiality and non-use obligation as are set forth in this Agreement.

2.2. All commercial data and commercial and regulatory information developed under this Agreement shall remain the property of SPONSOR. The UNIVERSITY shall be entitled to retain copies of this information and it shall not be disclosed to third parties. Data disclosed under the provisions of Article 4 shall be available for disclosure to third parties.

2.3. All data obtained on study patients will be furnished to SPONSOR in a coded format that protects patient identities. SPONSOR will not have access to patient names or other material that allows the identification of patient. SPONSOR'S ability to review a patient's medical record shall be subject to reasonable safeguards for the protection of patient confidentiality.

2.4. UNIVERSITY retains a non-exclusive royalty-free right without the right to sublicense to use INFORMATION in connection with its own research, education and clinical programs subject to Section 2.1. In the event that any INFORMATION needs patent protection, UNIVERSITY will give written notice to SPONSOR and upon a subsequent written request from SPONSOR the UNIVERSITY shall delay the use of such INFORMATION for a maximum of one hundred and twenty (120) days to allow for the filing of patent applications, after such notice.

3. INVENTIONS, DISCOVERIES AND PATENTS

3.1.a   All inventions made in direct performance of and contemplated by the protocol shall be the property of the SPONSOR. In the event SPONSOR desires to secure patent of such invention, UNIVERSITY shall cooperate, at SPONSOR'S expense for all out-of-pocket costs, for the purpose of filing and prosecuting such patent applications.

3.1.b   All data compiled from the clinical studies conducted under such protocol shall be the property of the SPONSOR.

3.2. To the extent that Principal Investigator or other UNIVERSITY employees conceive and/or first reduce to practice an invention other than in the direct or indirect performance of the protocol, such invention shall be the sole property of the UNIVERSITY.

3.3. Except as expressly stated herein, neither party claims by virtue of this agreement any right, title, or interest in any issued or pending patents owned or controlled by the other party or any invention, process, or product arising out of the other party's previous research or development, whether or not patented or patentable.

4. PUBLICATION

4.1. The SPONSOR recognizes that consistent with the UNIVERSITY'S status as an educational institution and the principles of academic freedom, the UNIVERSITY requires that its researchers be free to publish the results of their research activities. The SPONSOR agrees that researchers engaged in this Research shall be permitted to publish in journals, theses, dissertations, or other format of their own -choosing, and to present at symposia and national or regional professional meetings, the methods and results of this Research, subject, however, to paragraph 2 concerning confidentiality and proprietary data and provided that the Sponsor shall have been furnished copies of any proposed publication or presentation to a journal, editor, or other third party.

4.2. Sponsor shall have one hundred and twenty (120) days after receipt of the copies to file the necessary patent protection. directed to the patentable subject matter contained in the proposed publication or presentation.

4.3. SPONSOR shall have the right to trademark the Huperzine Study drug.

5. USE OF NAME

5.1. SPONSOR will not use UNIVERSITY'S names without prior written approval except to identify UNIVERSITY as the Study site when required to do so by law.

5.2. UNIVERSITY shall not use, expressly or by implication, any trademark, trade name, or any contraction, abbreviation, simulation, or adaptation thereof of
SPONSOR; or the name of any of SPONSOR staff in any news, publicity release, policy recommendation, advertising or any commercial communication without the express written approval of SPONSOR.

6. INDEMNIFICATION

6.1. SPONSOR agrees to indemnify, defend and hold harmless UNIVERSITY, its trustees officers, employees and agents from (1) any claims, loss, damage, arising from SPONSOR'S use of the research performed under this agreement and
(2) any liability and expenses (including attorney's fees) arising out of an injury or condition allegedly caused by the administration of the Study drug being tested or procedure required by the PROTOCOL. Notwithstanding the above,
SPONSOR shall not be responsible for indemnifying UNIVERSITY, its trustees,

officers, employees or agents for any liability to the extent such liability arises from UNIVERSITY'S (1) failure to adhere to the terms of the Protocol or
Sponsor's written instructions concerning use of the Study drug, (2) failure to comply with applicable FDA or other government requirements, or (3) negligence, willful misconduct or research contrary to the PROTOCOL. In the event that
SPONSOR defends UNIVERSITY and proof of the foregoing is established, UNIVERSITY shall reimburse SPONSOR for all costs and expenses incurred by SPONSOR in such defense. SPONSOR agrees not to compromise or settle any claim against UNIVERSITY or its trustees, officers, employees, or agents without the prior written approval of UNIVERSITY.

6.2. UNIVERSITY shall indemnify and hold SPONSOR, it's affiliates, officers, directors, employees and agents harmless from any liability and expenses including attorneys fees ) resulting from the negligent acts or omissions of the
UNIVERSITY, Principal Investigator or its employees pertaining to the activities to be carried out under this Agreement, including but not limited to
UNIVERSITY's (1) failure to adhere to the terms of the Protocol or Sponsor's written instructions concerning use of the Study drug, (2) failure to comply with applicable FDA or other government requirements, or (3) negligence, willful misconduct or research contrary to the PROTOCOL or SPONSOR'S patents.

6.3. UNIVERSITY makes no representations or warranties, expressed or implied, regarding its performance under this Agreement, including but not limited to, the marketability, use or fitness for any particular purpose of the research results developed under this work, or that such results do not infringe upon any third party property rights but will disclose in writing any knowledge of such issues within thirty (30) days of receiving such knowledge.

6.4. Should a subject suffer any adverse effect caused by the study drug, the study procedures, or laboratory work required by the PROTOCOL, SPONSOR will pay for all reasonable medical and hospital costs required for the diagnosis and treatment of such adverse effect except in the event that such adverse effect be the result of negligence, misconduct or malpractice.

7. FISCAL MANAGEMENT

7.1. UNIVERSITY shall maintain complete and accurate accounting records in accordance with accepted accounting practices. University shall make such accounting records pertaining to the Huperzine research program available to
Sponsor periodically. UNIVERSITY agrees to invoice SPONSOR according to the payment plan set forth in Attachment B and to provide reasonable documentation to support such invoices upon request by SPONSOR. The NIH grant shall be funded in the same proportion to the Sponsor's scheduled payments in accordance with
Attachment C.

7.2. Sponsor shall retain title to equipment and all other items purchased with funds provided by SPONSOR.

8. INSURANCE

8.1. UNIVERSITY agrees to maintain a self-Insurance program with adequate liability insurance, such protection being applicable to officers, employees and agents of UNIVERSITY

8.2. SPONSOR shall maintain a policy or program of insurance or self insurance at levels sufficient to support the indemnification obligations assumed under this Agreement. Upon request, SPONSOR shall provide evidence of its insurance or self-insurance. In the event SPONSOR'S insurance is cancelled, SPONSOR shall notify UNIVERSITY thirty days in advance of such cancellation and provide
University with evidence that the cancelled policy has been replaced.

9. TERMINATION

9.1. Articles 3, 4, 5 and 6 shall survive indefinitely the termination of this
Agreement and Article 2 shall survive for a period of seven (7) years following the date of termination of the Agreement.

9.2. If for any reason the INVESTIGATORS become unavailable to direct the performance of the work under this Agreement, UNIVERSITY shall notify SPONSOR.
If the parties are unable to identify a mutually acceptable successor, this
Agreement may be terminated by either party upon thirty (30) days written notice as per section 9.3.

9.3. This Agreement may be terminated by either party giving to the other a minimum of thirty (30) days prior written notice. UNIVERSITY and INVESTIGATORS will take all efforts necessary to minimize further costs upon issuing or receiving such notice. UNIVERSITY will be entitled to payment for documented non-cancelable contracted obligations (Obligations) and amortized indirect, overhead and. oversight project costs (Costs) pre-approved by Sponsor and incurred through the termination date. Any unexpended funds paid by SPONSOR and held by UNIVERSITY after satisfying the Obligations set forth in this paragraph and the Costs amortized in accordance with Attachment C shall be returned to
SPONSOR.

9.4. The parties will safely withdrawal subjects from the Study over a mutually agreeable period if thirty (30) days notice is insufficient, based upon evaluation of risks to subjects.

10. AMENDMENT

10.1. This Agreement represents the entire understanding of the parties with respect to the subject matter. Any modification of this Agreement must be in writing and signed by the parries.

11. GENERAL

11.1. This Agreement may be amended only by the written agreement of the parties.

11.2. This Agreement may not be assigned by UNIVERSITY or SPONSOR without the prior written consent of the other, which shall not be unreasonably withheld.

11.3. The captions and headings used in this Agreement are for convenience and reference only and are not a part of this Agreement.

11.4. All notices shall be in writing and sent to the respective administrative contacts set forth in paragraph 1.1 of this Agreement. Notices shall be deemed to have been given when delivered if personally delivered, on the business day after dispatch if sent by air courier, on the third business day following the date of mailing if sent by mail, and on the date of telefax if sent by telefax transmission.

11.5. This Agreement and its effects are subject to and shall be construed and enforced in accordance with the laws of the state of New York.

The parties have executed this Agreement in duplicate by persons authorized to contractually bind them.

FOR SPONSOR                                FOR UNIVERSITY

/s/                                        /s/ William Hartman
------------------------------------      --------------------------------------
              Signature                                  Signature

                                           William Hartman
------------------------------------      --------------------------------------
            Printed Name                               Printed Name

President                                  Assoc. VP, R&TDS
------------------------------------      --------------------------------------
                Title                                      Title

12/19/03                                   12/17/03
------------------------------------      --------------------------------------
                Date                                       Date

PRINCIPAL INVESTIGATOR

/s/
------------------------------------
              Signature

12/18/03
------------------------------------

                Date

                            MODIFICATION NO. 1 TO THE

                           CLINICAL RESEARCH AGREEMENT

                                     BETWEEN

                              GEORGETOWN UNIVERSITY

                                       AND

                             MARCO HI-TECH JV, LTD.

      Due to a mutual desire on the part of the parties to modify the clinical research agreement that was fully-executed as of December 19, 2003, the modifications detailed below are made to the existing Agreement.

1. STATEMENT OF WORK, TERM AND AMOUNT OF CONTRACT

The effective period of the Agreement is extended by one year and five months therefore 1.4 Period of Performance is changed to read:

THE EFFECTIVE PERIOD OF THIS AGREEMENT SHALL BE FROM DECEMBER 19, 2003 THROUGH
AUGUST 31, 2007 UNLESS OTHERWISE TERMINATED IN ACCORDANCE WITH ARTICLE. 9. A
SCHEDULE ENTITLED "HUPERZINE II PROTOCOL TIMELINE " SHALL BE APPENDED TO THIS
AGREEMENT AS ATTACHMENT C (TIMELINE). THE UNIVERSITY RECOGNIZES THAT THE MEETING
OF THESE TIMELINES IS CRITICAL TO THE COMMERCIAL SUCCESS OF SPONSOR'S PROGRAM
TO DEVELOP HUPERZINE A AS AN FDA APPROVED DRUG AND THAT SPONSOR MAY SUFFER
FINANCIAL DAMAGES SHOULD SUCH MILESTONES NOT BE MET. THE EFFECTIVE PERIOD MAY BE
ALTERED BY MUTUAL AGREEMENT OF THE PARTIES IN ACCORDANCE WITH ARTICLE 11.1.*

ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REMAIN IN FULL FORCE AND
EFFECT.

THE PARTIES HAVE EXECUTED THIS MODIFICATION NUMBER 1 IN TRIPLICATE BY PERSONS
AUTHORIZED TO CONTRACTUALLY BIND THEM.

FOR MARCO HI-TECH JV, LTD.:                FOR GEORGETOWN UNIVERSITY:

/s/ Reuben Seltzer                         /s/ Trudy Bright
------------------------------------      --------------------------------------
              Signature                                  Signature

Reuben Seltzer                             Trudy Bright
------------------------------------      --------------------------------------
            Printed Name                   Assistant Director, Office of
                                           Sponsored Research, Georgetown
                                           University Medical Center
------------------------------------      --------------------------------------
                Title                                      Title

11/18/05                                   8/18/05
------------------------------------      --------------------------------------
                Date                                       Date

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* Subject to NIH no cost extension through August 31, 2007.